UNITED STATES

                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


              DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                               APRIL 20, 2001


                     FIRST MID-ILLINOIS BANCSHARES, INC.
           (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                  DELAWARE
               (STATE OR OTHER JURISDICTION OF INCORPORATION)


               0-13368                          37-1103704
        (COMMISSION FILE NUMBER)       (IRS EMPLOYER IDENTIFICATION NO.)


                  1515 CHARLESTON AVENUE, MATTOON, IL 61938
         (ADDRESS INCLUDING ZIP CODE OF PRINCIPAL EXECUTIVE OFFICES)


                               (217) 234-7454
            (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)







   Item 5.   Other Events

   Incorporated by reference is a press release issued by the Registrant on April 23, 2001, attached as Exhibit 99, providing information concerning the Registrant's announcement that the acquisition by First Mid-Illinois Bank & Trust, N.A., the wholly-owned subsidiary bank of the Registrant (the "Bank"), of all of the issued and outstanding stock of American Bank of Illinois (the "Target") from Community Financial Corp was consummated on April 20, 2001.

   Item 7.   Financial Statements and Exhibits

        (c)  Exhibits

        Exhibit 99 - Press release issued April 23, 2001







                                  SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      FIRST MID-ILLINOIS BANCSHARES, INC.



   Dated: April 23, 2001              By:  /s/ William S. Rowland
                                          ------------------------------
                                           William S. Rowland
                                           President and Chief
                                           Executive Officer







                                EXHIBIT INDEX
                                -------------


   EXHIBIT
   NUMBER                        DESCRIPTION

   99                            Press release issued April 23, 2001